POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned being a director or officer, or both, of SEARS, ROEBUCK AND CO., a New York corporation (the "Company"), does hereby constitute and appoint ARTHUR
C. MARTINEZ, ALAN J. LACY, MICHAEL D. LEVIN, ALICE M. PETERSON and JAMES
A. BLANDA, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file or deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any requirements or regulations of the Securities and Exchange Commission in respect thereto, in connection with the registration under said Securities Act of common shares of the Company subject to the SEARS, ROEBUCK AND CO. DIRECT PURCHASE STOCK PLAN, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his or her name as director or officer, or both, of the Company, as indicated below opposite his or her signature, to (i) the registration statements, or any amendment, post-effective amendment, or papers supplemental thereto to be filed in respect to said common shares of the Company; (ii) the prospectus or any amendment, supplement or revision thereof to be filed with said registration statements or any prior registration statement of the Company; and (iii) any amendment or post-effective amendment to any prior registration statement of the Company; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.



IN WITNESS WHEREOF, each of the undersigned has subscribed his or her name, this 15th day of July, 1996.


NAME      TITLE




__________________________
ARTHUR C. MARTINEZ
Director, Chairman of the Board of Directors,
President and Chief Executive Officer
(Principal Executive Officer)


__________________________
ALAN J. LACY
Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)


___________________________
JAMES A. BLANDA
Vice President and Controller
(Principal Accounting Officer)

___________________________
HALL ADAMS, JR.
Director


___________________________
WARREN L. BATTS
Director


___________________________
JAMES W. COZAD
Director


___________________________
MICHAEL A. MILES
Director


___________________________
RICHARD C. NOTEBAERT
Director


___________________________
NANCY C. REYNOLDS
Director


___________________________
CLARENCE B. ROGERS, JR.
Director


___________________________
DONALD H. RUMSFELD
Director


___________________________
DOROTHY A. TERRELL
Director